EX-99.906CERT

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and LEWIS E. DAIDONE, Chief Administrative Officer of CitiFunds Institutional Trust - Citi Institutional Liquid Reserves (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
CitiFunds Institutional Trust -             CitiFunds InstitutionalTrust -
Citi Institutional Liquid Reserves          Citi Institutional Liquid Reserves





/s/ R. JAY GERKEN                           /s/ LEWIS E. DAIDONE
---------------------------                 --------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: October 16, 2003                      Date: October 16, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and LEWIS E. DAIDONE, Chief Administrative Officer of CitiFunds Institutional Trust - Citi Institutional U.S. Treasury Reserves (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                        Chief Administrative Officer
CitiFunds Institutional Trust -                CitiFunds InstitutionalTrust -
Citi Institutional U.S. Treasury Reserves      Citi Institutional U.S. Treasury
                                                 Reserves




/s/ R. JAY GERKEN                           /s/ LEWIS E. DAIDONE
---------------------------                 -------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: October 13, 2003                      Date: October 13, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and LEWIS E. DAIDONE, Chief Administrative Officer of CitiFunds Institutional Trust - Citi Institutional Tax Free Reserves (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
CitiFunds Institutional Trust -             CitiFunds Institutional Trust -
Citi Institutional Tax Free Reserves        Citi Institutional Tax Free Reserves




/s/ R. JAY GERKEN                           /s/ LEWIS E. DAIDONE
---------------------------                 --------------------
R. Jay Gerken                               Lewis E. Daidone
Date: October 13, 2003                      Date: October 13, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and LEWIS E. DAIDONE, Chief Administrative Officer of CitiFunds Institutional Trust - Citi Institutional Cash Reserves (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                         Chief Administrative Officer
CitiFunds Institutional Trust -                 CitiFunds Institutional Trust -
Citi Institutional Cash Reserves                Citi Institutional Cash Reserves




/s/ R. JAY GERKEN                           /s/ LEWIS E. DAIDONE
---------------------------                 --------------------
R. Jay Gerken                               Lewis E. Daidone
Date: October 13, 2003                      Date: October 13, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.